American Century World Mutual Funds, Inc.

Statement of Additional Information Supplement

Emerging Markets Fund ¡ Global Growth Fund
International Discovery Fund ¡International Growth Fund
International Opportunities Fund ¡International Stock Fund
International Value Fund ¡Life Sciences Fund ¡NT Emerging Markets Fund
NT International Growth Fund ¡Technology Fund

Supplement dated April 15, 2009 ¡ Statement of Additional Information dated April 1, 2009

The entry for Steve Lurito in the Accounts Managed table on page 45 of the statement of additional information is deleted. In addition, the following entry is added for Joe Reiland. Information is provided as of April 9, 2009.

		Registered Investment Companies (e.g., American Century funds and American Century - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Joe Reiland	Number of Accounts	4	0	1
	Assets	$354,511,735(1)	N/A	$743,011

[1]	Includes $63,587,533 in Life Sciences and $59,489,052 in Technology.

The following replaces the Ownership of Securities entries for Life Sciences and Technology on page 48 of the statement of additional information.

Aggregate Dollar Range of Securities in Fund
Life Sciences Fund
Joe Reiland(4)	A
Technology Fund
Joe Reiland(4)	A

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[4]	Information as of April 9, 2009.

American Century Investment Services, Inc., Distributor
©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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